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    SUPPLEMENT DATED OCTOBER 12, 2004 TO THE PROSPECTUS DATED MAY 3, 2004

Effective upon the close of trading of the New York Stock Exchange on December 2, 2004, Federated Total Return Bond Fund II Sub-Account (the "Fund") is closed to new and subsequent Premium Payments and transfers of Contract Value.

It is anticipated that on October 12, 2004 the Board of Directors of Federated Insurance Series will approve the proposal to liquidate the Fund. If approved by the Fund's shareholders, the liquidation is expected to take place on December 3, 2004. As a result, if any Contract Value is allocated to Federated Total Return Bond Fund II Sub-Account as of December 2, 2004, that Contract Value will be transferred into the Sub-Account that invests in the Federated Prime Money Fund II.

Prior to the date of the liquidation, you are permitted to make one special transfer of all your Contract Value invested in Federated Total Return Bond Fund II to the other Sub-Accounts. This one special transfer will not be counted toward any limitations on transfers under your Contract.

Contract Owners who are automatically transferred to the Federated Prime Money Fund II Sub-Account as a result of the liquidation will be permitted to make one special transfer out of Federated Prime Money Fund II Sub-Account to the other Sub-Accounts until 30 days after the date of the liquidation. This one special transfer will not be counted toward any limitations on transfers under your Contract.

If you are enrolled in any Dollar Cost Averaging Program, Asset Allocation Program, Asset Rebalancing Program or InvestEase(R) with allocations directed to the Federated Total Return Bond Fund II Sub-Account, your enrollment in these programs will end upon the close of trading of the New York Stock Exchange on December 2, 2004 unless you change your enrollments prior to that date.

You must submit new allocation instructions with any subsequent Premium Payments if your most recent allocation instructions directed Premium Payments to Federated Total Return Bond Fund II Sub-Account.

Effective December 3, 2004, all references to the Federated Total Return Bond Fund II in the prospectus are deleted.

     THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE
                                  REFERENCE.